UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

VanEck Funds

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VanEck Funds
CM Commodity Index Fund
Emerging Markets Fund
Global Resources Fund
International Investors Gold Fund
Onchain Economy ETF
VanEck Emerging Markets Bond ETF
VanEck Morningstar Wide Moat Fund
(each, a “Fund,” and collectively, the “Funds”)
666 Third Avenue, 9th Floor
New York, NY 10017
(212) 293-2000
October 15, 2025
Dear Shareholder:
I am writing to let you know that a special meeting of the shareholders of the Funds of VanEck Funds (the “Trust”) will be held at 10:00 a.m. Eastern time on December 5, 2025, at the principal executive offices of the Trust, 666 Third Avenue, 9th Floor, New York, New York 10017 (the “Meeting”).
You are receiving this letter because you were a shareholder of record of at least one Fund as of October 8, 2025 (the “Record Date”). I am writing to ask for your vote at the Meeting on the following proposal (the “Proposal”), as well as to transact such other business which may properly come before the Meeting or any adjournment or postponement thereof:
Proposal:	To elect Jayesh Bhansali, Sara Bonesteel, Jon Lukomnik, Kevin Moore, Jane DiRenzo Pigott, R. Alastair Short, and Jan F. van Eck as trustees of the Trust.
The Trust’s Board of Trustees recommends that the shareholders of the Funds vote FOR ALL trustee nominees.
Detailed information about the Proposal is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.
Attendance at the Meeting will be limited to the shareholders of the Trust as of the Record Date. Photographic identification will be required for admission to the Meeting. Whether or not you plan to attend the Meeting in person, your vote is needed. Shareholders as of the Record Date are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if they no longer hold shares of a Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

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Voting is quick and easy. Everything you need is enclosed. You may vote by: (i) attending the Meeting in person; (ii) signing, dating and mailing your proxy card(s) in the enclosed postage-paid return envelope; (iii) calling the toll-free telephone number listed on your proxy card(s); or (iv) visiting the Internet website listed on your proxy card(s) and following the instructions provided on the website. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive.
Your vote is important to us. Thank you for your response and for your investment.
Sincerely yours,
Jonathan R. Simon
Senior Vice President, Secretary and Chief Legal Officer, VanEck Funds

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VanEck Funds
CM Commodity Index Fund
Emerging Markets Fund
Global Resources Fund
International Investors Gold Fund
Onchain Economy ETF
VanEck Emerging Markets Bond ETF
VanEck Morningstar Wide Moat Fund
(Each a “Fund,” and collectively, the “Funds”)
666 Third Avenue, 9th Floor
New York, NY 10017
(212) 293-2000
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 5, 2025
To Our Shareholders:
Notice is hereby given that a special meeting of the shareholders (“Meeting”) of the Funds of VanEck Funds (the “Trust”) will be held at 10:00 a.m. Eastern time on December 5, 2025, at the principal executive offices of the Trust, 666 Third Avenue, 9th Floor, New York, New York 10017. At the Meeting, shareholders will be asked to consider and vote on the following proposal (the “Proposal”) and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:
Proposal:	To elect Jayesh Bhansali, Sara Bonesteel, Jon Lukomnik, Kevin Moore, Jane DiRenzo Pigott, R. Alastair Short, and Jan F. van Eck as trustees of the Trust.
The Trust’s Board of Trustees (the “Board” or the “Trustees”) recommends that the shareholders of the Funds vote FOR ALL Trustee nominees.
The Proposal is discussed in greater detail in the attached Proxy Statement. Please read the Proxy Statement carefully for information concerning the Proposal. The enclosed proxy is being solicited by the Board, on behalf of the Funds.
It is not anticipated that any matters other than that listed above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting or any adjournments or postponements thereof, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the attached Proxy Statement. The persons named as proxies will vote in his or her discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. In the event that the necessary quorum to transact business is not present at the Meeting, the chairman of the Meeting may adjourn the Meeting to a designated time and place to permit further solicitation of proxies, in accordance with applicable law and the Trust’s Amended and Restated Master Trust Agreement. Even if a quorum is present at the

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Meeting, the chairman of the Meeting may adjourn the Meeting, upon the affirmative vote of the holders of a majority of the shares of the Trust voting on the adjournment, present in person or by proxy at the Meeting or an adjournment thereof. The persons designated as proxies may use their discretionary authority to vote as instructed by the officers of the Trust on questions of adjournment. The persons named as proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.
Shareholders of record of each Fund at the close of business on October 8, 2025 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. We urge you to complete, sign and date the enclosed proxy card(s), and return it (them) in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card(s). Each shareholder is invited to attend the Meeting in person.
Please notify us by calling 1-800-826-2333 if you plan to attend the Meeting. Shareholders who attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. You may revoke your proxy at any time before or at the Meeting, and you may attend the Meeting to vote in person even though a proxy card already may have been returned. However, whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. If you properly execute and return the enclosed proxy card(s) in time to be voted at the Meeting, your shares represented by the proxy will be voted at the Meeting in accordance with your instructions. Unless revoked, proxies that have been executed and returned by shareholders without instructions will be voted in favor of the Proposal. If you have any questions about the foregoing information, please call us at 1-800-826-2333.
Your vote is important to us. Thank you for taking the time to consider the Proposal.
By order of the Board of Trustees,
Jonathan R. Simon
Senior Vice President, Secretary and Chief Legal Officer, VanEck Funds
October 15, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 5, 2025
The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at www.proxyvote.com.

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VanEck Funds
CM Commodity Index Fund
Emerging Markets Fund
Global Resources Fund
International Investors Gold Fund
Onchain Economy ETF
VanEck Emerging Markets Bond ETF
VanEck Morningstar Wide Moat Fund
(Each a “Fund,” and collectively, the “Funds”)
666 Third Avenue, 9th Floor
New York, NY 10017
(212) 293-2000
PROXY STATEMENT DATED OCTOBER 15, 2025
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
DECEMBER 5, 2025
This Proxy Statement is being furnished to the shareholders of the Funds, each a series of VanEck Funds (the “Trust”), a Massachusetts business trust, in connection with the solicitation by the Board of Trustees of the Trust (the “Board” or the “Trustees”) of shareholder votes by proxy to be voted at a special meeting of shareholders to be held at the principal executive offices of the Trust at 666 Third Avenue, 9th Floor, New York, New York 10017, on December 5, 2025, at 10:00 a.m. Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”). It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement, and proxy card(s) will be mailed to shareholders on or about October 21, 2025.
Each Fund provides periodic reports to its shareholders, which highlight relevant information about the Funds, including investment results and a review of portfolio investments. You may receive a copy of each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, free of charge, by calling 1-800-826-1115, by visiting the VanEck website at vaneck.com or by writing to the Trust or to Van Eck Securities Corporation, the Funds’ distributor (“VESC” or the “Distributor”). The Trust’s and the Distributor’s address is 666 Third Avenue, 9th Floor, New York, New York 10017.
THE PROPOSAL; SHAREHOLDERS ENTITLED TO VOTE
At the Meeting, shareholders will be asked to consider and vote on the following proposal (the “Proposal”), which is described more fully below:
Proposal:	To elect Jayesh Bhansali, Sara Bonesteel, Jon Lukomnik, Kevin Moore, Jane DiRenzo Pigott, R. Alastair Short, and Jan F. van Eck as Trustees of the Trust.

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The Board recommends that the shareholders of the Funds vote FOR ALL Trustee nominees.
Shareholders of record of all of the Funds as of the close of business on October 8, 2025 (the “Record Date”) are entitled to attend and vote at the Meeting. The number of shares of each Fund outstanding as of the Record Date and entitled to vote at the Meeting are set forth in Appendix A. Pursuant to the Amended and Restated Master Trust Agreement of the Trust, as further amended to date (the “Master Trust Agreement”), the shareholders of all of the Funds will vote together on the Proposal rather than on a Fund-by-Fund basis.
The Meeting will be held at the principal executive offices of the Trust at 666 Third Avenue, 9th Floor, New York, New York 10017. Shareholders who are eligible to vote and attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting.
If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy card is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposal. If your proxy card is properly executed and returned and no choice is specified on the proxy with respect to the Proposal, the proxy will be voted FOR the Proposal. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending and voting in person at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you submit a subsequent proxy or appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf.
If you own your shares through a bank, broker-dealer or other third party intermediary who holds your shares in “street name,” and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.
TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S). A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD(S).

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SUMMARY OF THE PROPOSAL
At the Meeting, shareholders of the Trust will be asked to elect Jayesh Bhansali, Jon Lukomnik, Jane DiRenzo Pigott, and R. Alastair Short, each a current Trustee of the Trust (each, a “Current Trustee” and collectively, the “Current Trustees”), as independent Trustees of the Trust; to elect Jan F. van Eck (a Current Trustee), as an interested Trustee of the Trust; and to elect Sara Bonesteel and Kevin Moore (the “New Trustees”) as independent Trustees of the Trust.
The Board has determined to request that shareholders elect the Current Trustees because Mr. Bhansali has been serving as Trustee since 2022, but has not previously been elected by the Trust’s shareholders. In addition, the Independent Trustees (as defined below) have nominated and recommend shareholder election of Sara Bonesteel and Kevin Moore so that the Board, the Trust and its shareholders will benefit from their service as members of the Board.
THE PROPOSAL: ELECTION OF TRUSTEES
At the Meeting, shareholders of the Trust will be asked to elect the following Current Trustees: Jayesh Bhansali, Jon Lukomnik, Jane DiRenzo Pigott, R. Alastair Short, and Jan F. van Eck; and the New Trustees: Sara Bonesteel and Kevin Moore, each to hold office during the continued lifetime of the Trust until he or she dies, resigns, retires or is removed.
Presently, the Current Trustees comprise the entirety of the Board. The Trust’s shareholders most recently elected Mr. Lukomnik, Ms. Pigott, Mr. Short, and Mr. van Eck to the Board at a shareholder meeting in October 2019. In June 2022, the then-current Board appointed Mr. Bhansali as Trustee, but he has not been elected by the Trust’s shareholders. Accordingly, the Board has determined to provide shareholders with the opportunity to elect Mr. Bhansali.
In considering the election of Mr. Bhansali, the Board considered and determined to nominate Ms. Bonesteel and Mr. Moore as Trustees. Through Ms. Bonesteel’s position with Prudential Financial, she has in-depth knowledge of the asset management industry. It is expected that her service as a Trustee will provide the Board with additional perspectives and resources beneficial to the Board’s oversight of the Trust. Through Mr. Moore’s position with Serac Ventures and prior investment experience in public and private markets, he has in-depth knowledge of the asset management industry. It is expected that his service as a Trustee will provide the Board with additional perspectives and resources beneficial to the Board’s oversight of the Trust. While the present composition of the Board satisfies the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the nomination of Ms. Bonesteel and Mr. Moore requires a shareholder vote because the 1940 Act limits the number of Trustees who may be appointed by the Board without shareholder election. Specifically, the 1940 Act provides that no trustee may be appointed to the board of an investment

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company unless, subsequent to such appointment, at least two-thirds of the trustees of the investment company have been elected to such office by holders of the outstanding voting securities of the investment company at an annual or special meeting.
Each Current Trustee, other than Mr. van Eck, is not considered to be an “interested person,” within the meaning of the 1940 Act, of the Trust, any investment adviser to the Trust, or the Distributor. Each Current Trustee, other than Mr. van Eck, is thus referred to as an “Independent Trustee.” Mr. van Eck is considered to be an “interested person,” within the meaning of the 1940 Act, of the Trust, due to his position as an officer of Van Eck Associates Corporation (“VEAC”) and Van Eck Absolute Return Advisers Corporation (“VEARA,” and, together with VEAC, the “Advisers”), the investment advisers of the Trust, and as an officer of the Distributor of the Trust. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turn owns 100% of the voting stock of each of VEARA and the Distributor. Mr. van Eck is an “Interested Trustee.”
Ms. Bonesteel and Mr. Moore are not considered to be “interested persons,” within the meaning of the 1940 Act, of the Trust, any investment adviser to the Trust, or the Distributor. Ms. Bonesteel and Mr. Moore each would be an Independent Trustee if elected.
At the meeting of the Board on September 19, 2025, the Board, at the recommendation of the Trust’s Governance Committee, nominated each Current Trustee and Ms. Bonesteel and Mr. Moore for election to the Board by the shareholders of the Trust. Information about each Trustee nominee is presented immediately below.
The persons named in the accompanying proxy card intend to vote at the Meeting (unless directed not to vote) FOR the election of Jayesh Bhansali, Sara Bonesteel, Jon Lukomnik, Kevin Moore, Jane DiRenzo Pigott, R. Alastair Short, and Jan F. van Eck. The Current Trustees have indicated that they will continue to serve on the Board, and the Board has no reason to believe that any of their number will become unavailable to continue to serve as Trustees. Ms. Bonesteel and Mr. Moore have each indicated that they consent to serve on the Board, and the Board has no reason to believe that they will become unavailable to serve as Trustees. If the nominees are unavailable to serve for any reason, the persons named as proxies will vote for such other nominees nominated by the Independent Trustees.
Certain information regarding the Trustee nominees as well as the executive officers of the Trust is set forth below.

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TRUSTEE NOMINEES

TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Jayesh Bhansali 1964 (A)(G)(I)	Trustee (since 2022); Chairperson of the Audit Committee (since 2025)	Chief Investment Officer, IRIQIV LLC (a multi-family office). Formerly, Managing Director and Lead Portfolio Manager, Nuveen, a TIAA company.	11	Trustee, YMCA Retirement Fund; Trustee of Judge Baker Children’s Center; Director of Under One Roof.
Sara Bonesteel 1963 (A)(G)(I)*	Trustee (since 2025*)	Chief Investment Officer, International Insurance, Prudential Financial (insurance company).	11**
Independent Director, Standard & Poor’s Global Ratings (Regulatory Board for S&P Global Ratings); Investment Oversight Committee Member, Prudential Employee Pension Plans. Formerly, Director, Prudential Holdings of Japan (Japan Holdco of Prudential Financial); Director, PGIM LOM (UK regulated company); Board of Trustees, Chairman of the Investment Committee, The Newark Museum of Art.

Jon Lukomnik 1956 (A)(G)(I)	Trustee (since 2006); Chairperson of the Governance Committee (since 2025)	Managing Partner, Sinclair Capital LLC (consulting firm). Adjunct Professor, School of International and Public Affairs, Columbia University.	11
Director, The Shareholder Commons; Director, Externality Investment Research Network; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Member of Education Committee, MFDF.

Kevin Moore 1980 (A)(G)(I)*	Trustee (since 2025*)	Founder & Managing Partner, Serac Ventures (venture capital firm). Formerly, Partner, Spur Capital Partners.	11**
Mayoral appointed Trustee & Investment Committee Member, Oklahoma MAPS Operating & Investment Trust; Foundation Board Member, Dean A. McGee Eye Institute; Board Member, Presbyterian Health Foundation. Formerly, Advisory Board Member, i2E Investment Management.

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TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES (Continued)
Jane DiRenzo Pigott 1957 (A)(G)(I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11
Board member for Gratitude Railroad LLC and Impact Engine Management, PBC; Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee (since 2004)	President, Apex Capital Corporation (personal investment vehicle).	79
Chairman and Independent Director, EULAV Asset Management; Chairman and Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

INTERESTED TRUSTEE
Jan F. van Eck(4) 1963 (I)	Trustee (since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (since 2010)	Director, President and Chief Executive Officer of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	79	Director, National Committee on US-China Relations.

*	If elected by shareholders.
**
Number of portfolios includes the seven series of the Trust and the four series of VanEck VIP Trust, each of which would be overseen by Ms. Bonesteel and Mr. Moore if they are elected by the shareholders of the Trust and VanEck VIP Trust, respectively.

(1)	The address for each Trustee is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)
Each Trustee serves during the continued lifetime of the Trust until his or her resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.

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(4)
“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turn owns 100% of the voting stock of each of VEARA and VESC.

(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee.
CURRENT EXECUTIVE OFFICERS

OFFICER’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Lawrence G. Altadonna 1966	Vice President and Treasurer	Since 2024
Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Fund Assistant Treasurer and Vice President of Credit Suisse Asset Management, LLC (June 2022-January 2024).

Matthew A. Babinsky 1983	Assistant Vice President and Assistant Secretary	Since 2016
Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins 1957	Vice President, Chief Financial Officer and Principal Accounting Officer	Since 2012
Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC. Formerly, Treasurer of other investment companies advised by VEAC and VEARA.

Susan Curry 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

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OFFICER’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
F. Michael Gozzillo 1965	Chief Compliance Officer	Since 2018
Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Laura I. Martínez 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.
Lisa A. Moss 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Officer and other investment companies advised by VEAC and VEARA. Formerly Senior Counsel, Perkins Coie LLP.
James Parker 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.
Jonathan R. Simon 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
Andrew Tilzer 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.

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EXPERIENCE, QUALIFICATIONS AND ATTRIBUTES OF TRUSTEES
Described below for each Trustee nominee are specific experiences, qualifications, attributes or skills that support a conclusion that he or she should serve as a Trustee of the Trust as of the date of this Proxy Statement in light of the Trust’s business and structure. The role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Trustee may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Trustee nominee evidences those abilities and is appropriate to his or her serving on the Board. Further information about each Trustee nominee is set forth in the table above describing the business activities and other directorships held by each Trustee nominee during the past five years.
Independent Trustees
Jayesh Bhansali. Mr. Bhansali has extensive business and financial experience and currently serves as the Chief Investment Officer of IRIQIV LLC, a multi-family office. He was previously a Managing Director and Lead Portfolio Manager at Nuveen, a TIAA company, and has over 25 years of experience in the investment management industry. Mr. Bhansali also serves as a member of the board for multiple not-for-profit organizations.
Sara Bonesteel. Ms. Bonesteel has extensive experience, particularly in the investment management industry. She previously served as Chief Investment Officer – International at Prudential Financial, overseeing $125 billion, globally. Ms. Bonesteel also led the Alternative Products asset management unit at PGIM. She also has experience in risk management, compliance and regulatory matters, particularly in her role as an Independent Director of Standard & Poor’s Global Ratings.
Jon Lukomnik. Mr. Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as: Managing Partner of Sinclair Capital LLC, a consulting firm to asset owners and the investment management industry. He is also Adjunct Professor of International and Public Affairs and The Brandmeyer Fellow for Impact and Sustainable Investing at Columbia University. He previously served as chairman of the Advisory Committee of Legion Partners Asset management, a registered investment advisor. He previously was a member of the Deloitte LLP’s Audit Quality Advisory Council and the Standards and Emerging Issues Advisory Group to the Public Company Accounting Oversight Board.
Kevin Moore. Mr. Moore has extensive business and financial experience and serves as Managing Partner of Serac Ventures, an early-stage venture capital firm that invests in fintech and SaaS companies in the United States. He previously served as a Partner at Spur Capital Partners, and has over 15 years’ investment experience in public and private markets. Mr. Moore has prior experience as a

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trustee and member of the investment committee for the Oklahoma Teachers Retirement System. He currently serves as a trustee and member of the investment committee for the Oklahoma MAPS Operating & Investment Trust, Dean McGee Eye Institute Foundation, and Presbyterian Health Foundation.
Jane DiRenzo Pigott. Ms. Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in talent retention, development and matriculation consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.
R. Alastair Short. Mr. Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms.
Interested Trustee
Jan F. van Eck. Mr. van Eck has extensive business and financial experience in the investment management industry. He currently serves as president, executive officer and/or board member of various businesses, including VEAC, VESC, and VEARA.
CANDIDATE NOMINATION PROCESS
The Governance Committee evaluates and recommends candidates for Board membership. The Board has adopted a written charter for the Governance Committee, which is attached as Appendix B. The charter calls for the Governance Committee to evaluate Independent Trustee candidates’ independence from the investment advisers and other principal service providers to the Trust. In doing so, the Governance Committee considers whether the candidates are independent in terms of the letter and spirit of the 1940 Act, including whether the effect of any relationships beyond those delineated in the 1940 Act might impair independence. In determining nominees’ qualifications for Board membership, the Governance Committee may consider such factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In considering a candidate’s qualifications, the Governance Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, all candidates as members of the Board must demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership, subject to approval by the full Board.

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The Governance Committee believes that diversity of backgrounds, skills, experience and geography benefits the Board, and it seeks candidates that will provide the Board with a broad cross section of backgrounds, functional disciplines and experience. However, the Governance Committee has not adopted a formal policy in this regard.
The Governance Committee shall, when recommending candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.
BOARD LEADERSHIP STRUCTURE
The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged VEAC to serve as the investment adviser for the Emerging Markets Fund, Global Resources Fund, International Investors Gold Fund, VanEck Emerging Markets Bond ETF and VanEck Morningstar Wide Moat Fund, and has engaged VEARA to serve as the investment adviser for the CM Commodity Index Fund and Onchain Economy ETF. The Board is responsible for overseeing the provision of services to the Trust and the Funds by each Adviser and the other service providers in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of five Trustees, four of whom are Independent Trustees. In addition to five regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. Each Independent Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2024. As discussed in further detail below, the Board has established three standing committees to assist the Board in performing its oversight responsibilities.
The Board believes that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds, including factors such as the number of Funds that comprise the Trust, the variety of asset classes in which those Funds invest, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board considered that the Board is comprised primarily of Independent Trustees, and that the Chairperson of the Board and the Chairperson of each of the Audit Committee

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and the Governance Committee is an Independent Trustee. The Board believes having an interested trustee on the Board as a Chairperson of the Investment Oversight Committee provides it with additional access to the perspectives and resources of the Advisers and their affiliates. In addition, to further alight the Trustees’ interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Trustee to maintain a minimum direct or indirect investment in the Funds.
The Chairperson presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. She also serves as a liaison with management, service providers, officers, attorneys, and the other Trustees generally between meetings. The Chairperson may also perform other such functions as may be delegated by the Board from time to time. The Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between each Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s Master Trust Agreement, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board believes that its Committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust and from the Advisers.
RISK OVERSIGHT
The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisers, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Funds’ investment management, distribution and business affairs. Each of the Advisers, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed through various activities of the Board and its Committees. As part of its regular oversight of the Funds and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisers, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds, regarding risks faced by the Funds and relevant risk management functions. The Board or Investment Oversight Committee, with the

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assistance of management, reviews investment policies and related risks in connection with its review of the Funds’ performance and its evaluation of the nature and quality of the services provided by each Adviser. The Board has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. The Chief Compliance Officer’s designation, removal and compensation must be approved by the Board, including a majority of the Independent Trustees. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Funds’ advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisers and Distributor, the Board also receives reports periodically regarding business continuity and disaster recovery plans, as well as actions being taken to address cybersecurity and other information technology risks. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Funds’ shares. Each Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisers and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.
The Board recognizes that not all risks that may affect the Funds and the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Funds’ or Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds or Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
COMMITTEES OF THE BOARD
The Board has established a standing Audit Committee, a standing Governance Committee, and a standing Investment Oversight Committee to assist the Board in the oversight and direction of the business and affairs of the Trust.

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Audit Committee. This Committee met four times during 2024. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Audit Committee currently consists of the following Trustees: Mr. Bhansali (Chairperson), Mr. Short, Ms. Pigott and Mr. Lukomnik. A copy of the Trust’s Audit Committee Charter is provided in Appendix C.
Governance Committee. This Committee met four times during 2024. The duties of this Committee include the consideration of recommendations to the Independent Trustees and the full Board candidates for the Board nominations for Trustees, review of the composition of the Board, compensation and similar matters. In addition, the Governance Committee periodically reviews the performance of the Board and its Committees, including the effectiveness and composition of the overall Board, Board’s Committees, and the Chairperson of the Board and other related matters. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. The Governance Committee currently consists of the following Trustees: Mr. Lukomnik (Chairperson), Mr. Short, Ms. Pigott and Mr. Bhansali. A copy of the Trust’s Governance Committee Charter is provided in Appendix B.
Investment Oversight Committee. This Committee met four times during 2024. The duties of this Committee include the review of investment performance of the Funds, meeting with relevant Adviser personnel and outside experts, and overseeing the provision of investment-related services for the Funds. In addition, the Committee will review on a periodic basis and consider a variety of matters, such as proposed material changes to, each Fund’s investment strategy (if applicable), investment processes, investment personnel, non-personnel resources, and relevant investment markets. The Investment Oversight Committee currently consists of all of the Trustees, and Mr. van Eck serves as Chairperson. A copy of the Trust’s Investment Oversight Committee Charter is provided in Appendix D.
TRUSTEE NOMINEE OWNERSHIP OF FUND SHARES
For each Trustee nominee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in all registered investment companies advised by the Advisers or their affiliates (“Family of Investment Companies”) that

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are overseen by the Trustee nominees as of December 31, 2024 is shown below. Also shown below are the Trustees’ interests in the Funds that are owned through the Trust’s deferred compensation plan, and while they are economic interests in the specified Funds they do not represent beneficial ownership of the specified Fund’s shares.

Name of Trustee Nominee	Dollar Range of Equity Securities in CM Commodity Index Fund	Dollar Range of Equity Securities in Emerging Markets Fund	Dollar Range of Equity Securities in Global Resources Fund
Independent Trustees
Jayesh Bhansali	$10,001 - $50,000*	None	None
Sara Bonesteel	None	None	None
Jon Lukomnik	Over $100,000*	Over $100,000*	None
Kevin Moore	None	None	None
Jane DiRenzo Pigott	Over $100,000*	Over $100,000	$50,001 - $100,000
R. Alastair Short	None	$10,001 - $50,000	$10,001 - $50,000
Interested Trustee
Jan F. van Eck(1)	$50,001 - $100,000	Over $100,000	Over $100,000

Name of Trustee Nominee	Dollar Range of Equity Securities in International Investors Gold Fund	Dollar Range of Equity Securities in Onchain Economy ETF	Dollar Range of Equity Securities in VanEck Emerging Markets Bond ETF	Dollar Range of Equity Securities in VanEck Morningstar Wide Moat Fund
Independent Trustees
Jayesh Bhansali	None	None	None	None
Sara Bonesteel	None	None	None	None
Jon Lukomnik	Over $100,000*	Over $100,000	None	Over $100,000*
Kevin Moore	None	None	None	None
Jane DiRenzo Pigott	Over $100,000	None	None	Over $100,000*
R. Alastair Short	$1 - $10,000	None	None	Over $100,000
Interested Trustee
Jan F. van Eck(1)	Over $100,000	None	None	Over $100,000

(1)	Jan F. van Eck and members of his family own 100% of the voting stock of VEAC. VEAC owns 100% of the voting stock of each of VEARA and VESC.
*	Includes shares ownership through the Trust’s deferred compensation plan as of December 31, 2024.

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Name of Trustee Nominee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies
Independent Trustees
Jayesh Bhansali	$50,001 - $100,000*
Sara Bonesteel	None
Jon Lukomnik	Over $100,000*
Kevin Moore	None
Jane DiRenzo Pigott	Over $100,000*
R. Alastair Short	Over $100,000
Interested Trustee
Jan F. van Eck(1)	Over $100,000

(1)	Jan F. van Eck and members of his family own 100% of the voting stock of VEAC. VEAC owns 100% of the voting stock of each of VEARA and VESC.
*	Includes ownership through the Trust’s deferred compensation plan as of December 31, 2024.
As of March 31, 2025, the Trustees and officers, as a group, (i) owned less than 1% of each Fund, except for VanEck Morningstar Wide Moat Fund (7.67%), and VanEck Emerging Markets Fund (1.04%), and (ii) owned less than 1% of each class of each Fund, except for Class I shares of VanEck Morningstar Wide Moat Fund (42.44%), Class A shares of Emerging Markets Fund (5.33%), Class I shares of Emerging Markets Fund (1.47%), and Class Z shares of Emerging Markets Fund (1.57%).
As to each Independent Trustee and his/her immediate family members, as of March 31, 2025, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.
TRUSTEE COMPENSATION
The Independent Trustees are paid for services rendered to the Trust and VanEck VIP Trust (the “VanEck Trusts”), each a registered investment company managed by the Advisers or their affiliates, with such compensation allocated to each series of the VanEck Trusts based on their average daily net assets. The table below shows the compensation paid to the Independent Trustees for the fiscal year ended December 31, 2024.
All of the Independent Trustees are eligible to participate in the Trust’s deferred compensation plan. Under the terms of the deferred compensation plan, each Independent Trustee may elect to defer payment of all or part of the fees payable for such Trustee’s services and thereby shares in the experience alongside the Funds’ shareholders as the compensation deferred increases or decreases depending on the investment performance of the Funds on which such Trustee’s

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deferral account is based. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Trust’s deferred compensation plan. The value of a participating Trustee’s deferral account is based on notional investments of deferred amounts, on the normal payment dates, in the Funds, that are designated by the participating Trustee. Pursuant to the Trust’s deferred compensation plan, payments due under the deferred compensation plan are unsecured obligations of the Trust.
Annual Trustee fees may be reviewed periodically and changed by the Board. As an Interested Trustee, Mr. van Eck does not receive compensation from the Trust. Ms. Bonesteel and Mr. Moore have yet to begin service with the Trust, and as such, have not received compensation from the Trust.

	Jayesh Bhansali(1)	Jon Lukomnik(2)	Jane DiRenzo Pigott(3)	R. Alastair Short	Richard D. Stamberger(4)
Aggregate Compensation from the VanEck Trusts	$130,000	$72,500	$160,000	$130,000	$116,000
Aggregate Deferred Compensation from the VanEck Trusts	$0	$72,500	$0	$0	$29,000
Pension or Retirement Benefits Accrued as Part of the VanEck Trusts’ Expenses	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A
Total Compensation From the VanEck Trusts and the Fund Complex(5) Paid to Trustee	$130,000	$145,000	$160,000	$486,000	$445,000

(1)	As of December 31, 2024, the value of Mr. Bhansali’s account under the deferred compensation plan was $69,649.
(2)	As of December 31, 2024, the value of Mr. Lukomnik’s account under the deferred compensation plan was $1,548,554.
(3)	As of December 31, 2024, the value of Ms. Pigott’s account under the deferred compensation plan was $756,563.
(4)	As of December 31, 2024, the value of Mr. Stamberger’s account under the deferred compensation play was $1,047,535. Mr. Stamberger retired from the Board of Trustees effective December 31, 2024.
(5)	The “Fund Complex” consists of the VanEck Trusts and VanEck ETF Trust.
SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Correspondence intended for an individual Trustee or for the Board may be sent to the attention of the individual Trustee or to the Board, in care of the Secretary of the Trust, at 666 Third Avenue, New York, NY 10017. All communications addressed to the Board of Trustees or any individual Trustee will be logged and sent to the Board or individual Trustee. The Trust does not hold annual meetings of shareholders and, therefore, does not have a policy with respect to Trustees’ attendance at such meetings.

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REQUIRED VOTE
Approval of the Proposal requires a plurality of the votes cast at a shareholders’ meeting at which quorum is present. The presence at the Meeting, in person or by proxy, of a majority of the shares entitled to vote is required for a quorum, though any lesser amount may be sufficient for adjournment.
The Board recommends that shareholders of the Funds vote FOR ALL Trustee nominees.
OTHER BUSINESS
No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, proxies will be voted or not voted as specified. Proxies reflecting no specifications will be voted in favor of the election of the Current Trustees and in favor of the election of the New Trustee and, as to any other matter properly coming before the Meeting, in accordance with the judgment of the persons named in the proxy.
ADDITIONAL INFORMATION
PERIODIC REPORTS TO SHAREHOLDERS
Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may obtain a free copy of the Trust’s annual report for the fiscal year ended December 31, 2024, including audited financial statements, and/or the Trust’s semi-annual report for the period ended June 30, 2025, by calling toll-free at 1-800-826-1115 or by mailing a written request to VanEck Funds, 666 Third Avenue, 9th Floor, New York, NY 10017.
INFORMATION ON THE FUNDS’ INDEPENDENT PUBLIC ACCOUNTANTS
PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, has been selected by the Trust’s Audit Committee and approved by the Trustees, including a majority of the Independent Trustees, to audit the financial statements of the Funds. PwC has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Trust and each Fund.
Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they do so desire and will be available should any matter arise requiring their presence.
AUDIT FEES
For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees billed by PwC for professional services rendered for the audit of the Trust’s annual financial statements, the review of the financial statements included

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in the Funds’ annual reports to shareholders and registration statements, and other services that are normally provided by PwC in connection with statutory and regulatory filings or engagements, were $171,450 and $190,350, respectively.
AUDIT RELATED FEES
For the fiscal years ended December 31, 2024 and December 31, 2023, PwC did not bill any fees for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.
TAX FEES
For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews were $67,500 and $87,050, respectively.
ALL OTHER FEES
For the fiscal years ended December 31, 2024 and December 31, 2023, PwC did not bill any fees for products or services other than those reported in Audit Fees, Audit-Related Fees and Tax Fees.
For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees billed by PwC for non-audit services provided to the Advisers or any entity controlling, controlled by, or under common control with an Adviser that provides ongoing services to the registrant were $321,927 and $47,365, respectively.
AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES
Prior to the commencement of any engagement, the Audit Committee is required to approve the engagement of the independent registered public accounting firm to provide audit or non-audit services to the Funds, or to provide non-audit services to the Advisers or any entity controlling, controlled by, or under common control with the Advisers that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. If action is required prior to the next Audit Committee meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee or determine to call a meeting of the Audit Committee. If the Chair of the Audit Committee is unavailable, any other member of the Audit Committee to whom the Audit Committee has delegated authority may serve as an alternate for

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the purpose of approving or denying the request. All of the audit, audit-related and tax services described above for which PwC billed the Trust fees for the fiscal years ended December 31, 2023 and December 31, 2024 were pre-approved by the Audit Committee.
There were no services rendered by PwC to the Trust or its series for which the approval requirement was waived. During the same period, all services provided by PwC to the Trust, the Funds, the Advisers or any entity controlling, controlled by, or under common control with the Advisers that were required to be approved were approved as required. The Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to an investment adviser or an adviser-affiliate that were not approved (not requiring approval), if any, is compatible with maintaining PwC’s independence.
ADDITIONAL SERVICE PROVIDERS
The service providers currently engaged by the Trust with respect to the Funds to perform non-advisory services will continue to serve the Trust in the capacities indicated below:
Distributor
Van Eck Securities Corporation
666 Third Avenue, 9th Floor
New York, NY 10017
Investment Adviser and Administrator (all Funds except CM Commodity Index Fund and Onchain Economy ETF)
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, NY 10017
Investment Adviser and Administrator (CM Commodity Index Fund and Onchain Economy ETF)
Van Eck Absolute Return Advisers Corporation
666 Third Avenue, 9th Floor
New York, NY 10017
Transfer Agent (all Funds except Onchain Economy ETF and VanEck Emerging Markets Bond ETF)
SS&C GIDS, Inc.
801 Pennsylvania Avenue, Suite 218407
Kansas City, MO 64105
Transfer Agent (Onchain Economy ETF and VanEck Emerging Markets Bond ETF only)
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

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Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Accountant
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103
SHAREHOLDER INFORMATION
Holders of record of the shares of the Funds on the Record Date will be entitled to one whole vote for each whole share that they own and fractional shares will be entitled to proportionate fractional votes. No shares have cumulative voting rights in the election of Trustees. The number of shares you may vote is the total of the number shown on the proxy card(s) accompanying this Proxy Statement. The number of shares issued and outstanding for each Fund and class as of the Record Date is set forth in Appendix A. A list of all persons who owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund as of October 8, 2025 is set forth in Appendix E.
REVOCATION OF PROXY
Any shareholder who has submitted a proxy may revoke or withdraw the proxy with respect to any matter to be considered at the Meeting if such revocation or withdrawal is properly received prior to the vote on that matter, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person on the matter. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote.
If you own your shares through a bank, broker-dealer or other third party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third party intermediary.
If you revoke a previous proxy, your vote will not be counted unless you submit a subsequent proxy or appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

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QUORUM AND ADJOURNMENT
The presence at the Meeting, in person or by proxy, of a majority of the shares entitled to vote is required for a quorum, though any lesser number shall be sufficient for adjournments. In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, is sufficient for adjournments. The persons designated as proxies may use their discretionary authority to vote as instructed by the officers of the Trust on questions of adjournment. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.
Election of each nominee as a Trustee of the Trust requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. All shares of all Funds will vote as a single class for the Proposal. Those shareholders who wish to withhold their vote on any specific nominee(s) may do so on the proxy card(s).
For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, abstentions and broker non-votes do not count as votes cast with respect to the Proposal. Accordingly, abstentions and broker non-votes will have no effect on the Proposal. With respect to a proposed adjournment of the Meeting, shares present and entitled to vote that are represented by broker non-votes, may, at the discretion of the proxies named herein, be voted in favor of such an adjournment.
SOLICITATION OF PROXIES; EXPENSES
The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but may also be made by telephone by Broadridge Financial Solutions, Inc. (“Broadridge”), professional proxy solicitors, who will be paid fees and expenses of approximately $172,000 for soliciting services. Any costs borne by the Trust will be borne indirectly by the beneficial owners of the Funds’ shares. All expenses in connection with preparing this Proxy Statement and its enclosures and additional solicitation expenses will be borne by the Funds, as appropriate. If votes are recorded by telephone, Broadridge will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholders instructions have been properly recorded.

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If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact the Funds at 1-800-826-2333.
SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS
As a general matter, the Trust does not hold regular annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Trust’s shareholders should send such proposals to VanEck Funds, in care of the Secretary of the Trust, at 666 Third Avenue, 9th Floor, New York, New York 10017. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
OTHER MATTERS TO COME BEFORE THE MEETING
No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters.
HOUSEHOLDING
If more than one member of your household is a shareholder of any of the Funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. If you currently are enrolled in householding, the Trust may mail only one copy of the Proxy Statement to you, unless the Trust has received contrary instructions. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, and/or if you wish to receive multiple copies of the Proxy Statement, please call Account Assistance at 1-800-826-2333.

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PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY
CARD(S) PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES
By order of the Board of Trustees,
Jonathan R. Simon
Senior Vice President, Secretary and Chief Legal Officer, VanEck Funds
October 15, 2025

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APPENDIX A
SHARES ISSUED AND OUTSTANDING
As of the Record Date, each Fund had the following number of shares issued and outstanding:

FUND AND CLASS	SHARES OUTSTANDING
CM Commodity Index Fund
CM Commodity Index Fund—Class A	313,229.72
CM Commodity Index Fund—Class I	1,514,592.56
CM Commodity Index Fund—Class Y	6,353,848.62
Emerging Markets Fund
Emerging Markets Fund—Class A	2,767,900.99
Emerging Markets Fund—Class I	2,164,346.29
Emerging Markets Fund—Class Y	12,725,840.04
Emerging Markets Fund—Class Z	1,283,109.40
Global Resources Fund
Global Resources Fund—Class A	2,727,269.41
Global Resources Fund—Class I	5,828,071.42
Global Resources Fund—Class Y	2,349,776.11
International Investors Gold Fund
International Investors Gold Fund—Class A	23,644,160.38
International Investors Gold Fund—Class C	3,259,272.49
International Investors Gold Fund—Class I	6,195,688.24
International Investors Gold Fund—Class Y	22,110,265.12
Onchain Economy ETF
Onchain Economy ETF	970,000
VanEck Emerging Markets Bond ETF
VanEck Emerging Markets Bond ETF	1,392,954
VanEck Morningstar Wide Moat Fund
VanEck Morningstar Wide Moat Fund—Class I	95,942.25
VanEck Morningstar Wide Moat Fund—Class Z	869,734.64

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APPENDIX B
VANECK FUNDS
VANECK VIP TRUST
GOVERNANCE COMMITTEE CHARTER
Organization
There shall be a committee of each of the Boards of Trustees of each VanEck Funds and VanEck VIP Trust (the “Funds”) to be known as the Governance Committee. The Governance Committee shall be composed of each trustee named to the Governance Committee who is not an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund and is free of any relationship that, in the opinion of the Board of Trustees, would interfere with their exercise of independent judgment as a committee member. As referred to herein, “management” of the Fund shall include employees and affiliated persons as defined in the 1940 Act of Van Eck Associates Corporation, or any of the Funds’ investment advisers, distributor or sub advisers.
Statement of Policy
The Governance Committee shall provide assistance to the Funds’ trustees in fulfilling their responsibilities to the shareholders relating to corporate governance matters including, but not by way of limitation, nomination of trustees, election of trustees, retirement policies of non-interested trustees, addressing and resolving conflicts of interests, promoting the education of trustees and enhancing the quality and integrity of the functioning of the Board. In so doing, it is the responsibility of the Governance Committee to maintain free and open communication between the trustees and the management of the Funds. The Governance Committee shall have access to independent counsel, auditors and other advisers, as it deems necessary.
In discharging its responsibilities, the Governance Committee will have broad authority to react promptly and appropriately to changing conditions.
Responsibilities and Powers
The Governance Committee shall have the responsibility and power to:
•
General. Investigate and consider any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other experts at the Fund’s expense for this purpose as it deems appropriate.

•
Assessment of Overall Board Effectiveness. Review periodically the effectiveness and composition of the overall Board, Board Committees, and the Chairperson of the Board and other related matters giving consideration to such factors including: frequency of the meetings, nature and quality of the materials provided to the Board by management and others, adequacy of the time scheduled at meetings to adequately focus on agenda matters, input by the Board in setting the agenda, opportunity to meet separately with

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counsel and outside advisers, active and meaningful participation by members at Board meetings, appropriate and diverse skills and background of Board members, and agreement with management’s objectives.
•
Periodic Review of Board Leadership Positions. Periodically, but no less frequently than every two years, review and make recommendations to the Board for the nomination and election of one or more individuals to serve as Chairperson of the Board and chair of each Committee thereof.

•	Independent Trustee Compensation. Review periodically the compensation of Board and Committee members for reasonableness and make recommendations to the Board for approval of such compensation.
•
Trustee Alignment with Fund Shareholders. Review the investment of trustees in the Funds and review policies, such as a deferred compensation plan, intended to promote investment in the Funds by the trustees.

•
Independent Trustee Independence. No less frequently than annually, review the continued independence of the independent trustees, and periodically review the independent trustees’ outside activities for actual or potential conflicts of interest due to any material business relationship with management or other service providers to the Trusts and their affiliates, to help ensure the ongoing independence of the independent trustees. Such periodic review will also entail consideration of whether outside activities could entail other business conflicts or otherwise impair a Trustee’s ability to contribute appropriately as a Trustee.

•
Retirement Policy and Term Limits. Review and recommend a retirement policy to the Board which may include the appropriateness of a mandatory retirement age, a grandfather provision for current board members, and consideration of terms and/or term limits for trustees.

•
Trustee Nominations. Make recommendations for nominations of trustee candidates for the Board to the independent trustees and to the full Board. In so doing, the Committee shall perform the following tasks.

Evaluate trustee candidates’ qualifications for Board membership, and independent trustee candidates’ independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustee candidates must be independent in terms of both the letter and spirit of the 1940 Act. The Governance Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Governance Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

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In considering a candidate’s qualifications, the Governance Committee shall generally consider the potential candidate’s educational background, business or professional experience, and reputation. In addition, all candidates as members of the Board must demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership, subject to approval by the full Board. In so doing, the Committee shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.
•
New Independent Trustee Training. Oversee the training and onboarding of any new independent trustee to facilitate his or her understanding of the business and operations of the Trusts and each Fund, as well as the role and responsibilities of an independent trustee under state and federal law. Such training shall involve the participation of management personnel as deemed appropriate by the Governance Committee.

•
Independent Legal Counsel. Monitor and supervise the performance of legal counsel employed by the independent trustees, and monitor the independence of legal counsel employed by the independent trustees in accordance with requirements of 1940 Act rules. The Governance Committee (or its delegate) shall oversee the compensation paid to legal counsel employed by the independent trustees.

•	Other. Perform such other functions as assigned by law, the Funds’ charter or bylaws, or the Board of Trustees.
Operations of the Governance Committee
•
The Governance Committee shall meet at such times as the Committee or the Board may determine, no less frequently than annually, and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Governance Committee and send notice thereof.

•
The Governance Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s bylaws. The Governance Committee may meet telephonically.

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•	The Governance Committee shall have the authority to meet privately and to admit non-members individually by invitation.
•
The Governance Committee shall prepare, or cause to be prepared, and retain minutes of its meetings, which shall be submitted to the Board, and appropriate documentation of Committee decisions made outside of meetings by delegated authority from the Committee.

•	In the absence of action by the Board to select a chair of the Governance Committee, the Governance Committee may select one of its members to be the chair.
•
A majority of the members of the Governance Committee shall constitute a quorum for the transaction of business at any meeting of the Governance Committee. The action of a majority of the members of the Governance Committee present at a meeting at which a quorum is present shall be the action of the Governance Committee.

•
The Board shall adopt and approve this charter and may amend it on the Board’s own motion. The Governance Committee shall review this charter periodically and recommend to the full Board any changes the Committee deems appropriate.

As last amended and approved on March 18, 2021.

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APPENDIX C
VANECK FUNDS
VANECK VIP TRUST
AUDIT COMMITTEE CHARTER
Organization
There shall be a committee of the Board of Trustees of each of VanEck Funds and VanEck VIP Trust (the “Funds”) to be known as the Audit Committee. The Audit Committee shall be composed of each trustee named to the Audit Committee, each of whom is not an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund and is free of any relationship that, in the opinion of the Board of Trustees (the “Board”), would interfere with their exercise of independent judgment as a committee member. No member of the Audit Committee shall receive any compensation from the Funds except compensation for service as a member of a Fund’s Board or a committee of the Board. As referred to herein, “management” of the Fund shall include employees of Van Eck Associates Corporation, or any of the Funds’ investment advisers, distributor or sub advisers.
Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR (in accordance with the criteria below) the Board will identify one (or in its discretion, more than one) member of the Audit Committee as an Audit Committee financial expert. The identification of an Audit Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Audit Committee members in general.
Statement of Policy
The Audit Committee shall provide assistance to the Funds’ Trustees in fulfilling their responsibilities relating to accounting, reporting practices of the Funds, and the quality and integrity of the financial reports of the Fund. The Audit Committee shall also assist the Board and the Independent Trustees with respect to its understanding of the management of operational risks to the Trusts.
Purposes of the Audit Committee
The purposes of the Audit Committee are:
•
to oversee the accounting and financial reporting processes of each Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

•	to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof;

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•
to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;

•
to approve prior to appointment the engagement of the Funds’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors;

•	to act as a liaison between the Funds’ independent auditors and the full Board;
•	to receive and consider reports with respect to the operational risks to the Funds; and
•	to conduct any other business or perform such oversight as requested by the Board, and as otherwise deemed necessary to fulfill the above-mentioned functions.
The independent auditors for the Funds shall report directly to the Audit Committee.
Responsibilities and Powers of the Audit Committee
ln carrying out its purposes, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and in the interest of establishing accounting and reporting practices of the Funds that are in accordance with all requirements.
In carrying out its purposes, the Audit Committee shall have the following responsibilities and powers with respect to each Fund:
•
to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements or performance of other audit, review or attest services; (ii) set the auditors compensation; (iii) directly oversee the work of the auditors (including resolution of any disagreements between management and the auditors regarding the financial reporting); (iv) to recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) the selection, retention or termination, as well as the compensation, of the Fund’s independent auditors and, in connection therewith, to receive from the auditors a formal written statement delineating all relationships between the auditor and the Funds, consistent with Independence Standards Board Standard 1; (v) actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and (vi) to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

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•
to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for preapproval of the engagement of the Fund’s auditors to provide any of the foregoing services, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approvals on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

•
to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion;

•
to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion;

•
to consider whether the non-audit services provided by the Fund’s auditor to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence;

•
to receive at least annually, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices); (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of alternative treatments and the treatment preferred by the accounting firm; (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update; (iv) a description of all non-audit services provided, including fees associated with the services, to the fund complex of which the Trust is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed

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above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Audit Committee within 90 days prior to the audit report’s filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information;
•	to review the arrangements for and scope of the annual audit and any special audits;
•	to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;
•
to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on the Fund’s financial statements;

•	to resolve disagreements between management and the auditors regarding financial reporting;
•
to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal control over financial reporting;

•
to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter and any other provider of accounting related services to the Fund, of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

•	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;
•	to discuss with appropriate personnel of the adviser the assessment and management of operational risks to the Funds;
•	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

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•	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers set forth in this charter.
The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund.
The Audit Committee may delegate any portion of its authority to a subcommittee of one or more members, and may deputize other trustees who are not interested persons to serve on such subcommittees, should the audit committee determine that such deputations are in the best interest of the Funds.
Role of the Audit Committee
The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the auditors.
Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of a Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Funds and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.
In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (l) one or more officers of a Fund whom the director reasonably believes to be reliable and competent in the matters

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presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the director is not a member.
Operations of the Audit Committee
The Audit Committee shall meet at such times as the Committee or the Board may determine, no less frequently than annually, and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.
•
The Audit Committee shall ordinarily meet in person; however, members may attend through electronic means, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s bylaws.

•	The Audit Committee shall have the authority to meet privately and to admit nonmembers by invitation.
•
The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund’s independent auditors and, as the Committee deems appropriate, and, shall meet with such other persons, as the Committee deems necessary and appropriate to carry out the functions set forth in this charter.

•
The Audit Committee shall prepare, or cause to be prepared, and retain minutes of its meetings, which shall be submitted to the Board, and appropriate documentation of decisions made outside of meetings by delegated authority.

•	In the absence of action by the Board to select a chair and/or vice-chair of the Audit Committee, the Audit Committee may select one of its members to be the chair and may select a vice chair.
•
A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

•
The Board shall adopt and approve this charter and may amend it on the Board’s own motion. The Audit Committee shall review this charter at least annually and recommend to the full Board any changes the Committee deems appropriate. In addition, from time to time, the Committee shall evaluate its performance as a whole and that of its individual members to assess whether it is functioning effectively.

As last amended and approved on March 13, 2025

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APPENDIX D
VANECK FUNDS
VANECK VIP TRUST
INVESTMENT OVERSIGHT COMMITTEE CHARTER
Organization
There shall be a committee of each of the Boards of Trustees (collectively, the “Board”) of VanEck Funds and VanEck VIP Trust (the “Trusts”) to be known as the Investment Oversight Committee (the “Committee”). As of December 17, 2019, the Board has determined that the Committee shall be composed of all of the members of the Board. The Committee size and Charter may be amended by a majority vote of the full Board.
The Purposes of the Committee are:
•
To assist the Board in its oversight of the series of the Trusts (the “Funds”) through the review and consideration of each Fund’s investment performance[1], including matters relating to each Fund’s investment strategy, investment processes, investment personnel, non-personnel resources, and relevant investment markets.

•	To consider any material changes recommended by a Fund’s investment adviser (the “Adviser”) to the investment objectives, principal strategies and/or risks of any of the Funds.
•	To stay abreast of relevant industry developments which may be useful in understanding the investment performance of the Funds.
Responsibilities and Powers
Performance Oversight.
(a)	To review on a regular basis the investment performance of the Funds.
(b)	To meet with relevant personnel of the Adviser, as deemed necessary and appropriate.
(c)	To meet with outside advisors or experts, as deemed necessary and appropriate.
(d)	To oversee the provision of investment-related services by the Adviser.
Investment Matters.
(a)	Review and consider information relating to any proposed material changes in the investment objective, principal strategies or risks of, or any Adviser change for, any fund.
[1]	Investment performance, in this context, shall be considered in the context of the investment objective of each Fund as documented in the Fund’s prospectus.

D-1

(b)	Review of any changes in key investment personnel.
(c)	Periodic review, as deemed necessary and appropriate, of the Adviser’s investment processes, risk evaluation processes and resources.
(d)
Review information concerning any recommendation by the Adviser in respect to any partial or full closing of a Fund to new investors, Fund mergers, Fund name changes, liquidation of a Fund, or new Fund approvals.

(e)	Consider, from time to time, the disclosure to shareholders concerning the principal investment strategies and risks of the Funds.
Operations of the Investment Oversight Committee
(a)
The Committee shall meet at least quarterly. The Committee may hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof.

(b)	The Committee may meet in person or telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Trusts’ bylaws.
(c)	The Committee shall have the authority to meet privately and to admit non-members individually by invitation.
(d)
The Committee shall prepare, or cause to be prepared, and retain minutes of its meetings, as well as appropriate documentation of Committee decisions made outside of meetings by delegated authority from the Committee. However, minutes do not need to be prepared separately from full board minutes if the Committee is a committee of the full board. The Committee shall make this decision.

(e)
The Committee, when its membership is not comprised of all of the Trustees of the Trust, shall report a summary of its deliberations, and a full version of any recommended action, to the Board, as soon as is practicable following a Committee meeting.

(f)	In the absence of action by the Board to select a chair of the Committee, the Committee may select one of its members to be the chair.
(g)
A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

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(h)
The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter periodically and recommend to the full Board any changes the Committee deems appropriate.

As adopted December 17, 2019

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APPENDIX E
PRINCIPAL SHAREHOLDERS
As of October 8, 2025, shareholders of record of 5% or more of the outstanding shares of each class of each Fund were as follows:

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
International Investors Gold Fund Class A	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl 211 Main St. San Francisco, CA 94105-1901	12.93%
International Investors Gold Fund Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-1995	10.39%
International Investors Gold Fund Class A	Wells Fargo Clearing Services LLC Special Custody Omnibus Account For the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	9.37%
International Investors Gold Fund Class A	Pershing LLC Omnibus Acct-Mutual Funds OPS 1 Pershing Plaza Jersey City, NJ 07399-0002	7.52%
International Investors Gold Fund Class A	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plaza Fl. 12 New York, NY 10004-1965	6.01%
International Investors Gold Fund Class A	Raymond James Omnibus Account for Mutual Funds Attn: Mutual Fund Reconciliation 14G 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	5.25%
International Investors Gold Fund Class C	Raymond James Omnibus Account for Mutual Funds Attn: Mutual Fund Reconciliation 14G 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	28.19%
International Investors Gold Fund Class C	Wells Fargo Clearing Services LLC Special Custody Omnibus Account for Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	23.10%
International Investors Gold Fund Class C	Charles Schwab & Co. Inc. Special Custody ACCT FBO Customers Load Non-Clearing 211 Main Street San Francisco, CA 94105-1901	18.34%

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FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
International Investors Gold Fund Class C	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza FL 12 New York, NY 10004-1965	9.89%
International Investors Gold Fund Class C	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	6.68%
International Investors Gold Fund Class I	Charles Schwab & Co. Inc. Special Custody Acct. FBO Customers Instl 211 Main Street San Francisco, CA 94105-1901	36.57%
International Investors Gold Fund Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-1995	13.00%
International Investors Gold Fund Class I	State Street Bank & Trust Co Trustee and/or Custodian FBO ADP Access Product Attn: Retirement Services 1 Lincoln St Boston, MA 02111-2901	10.21%
International Investors Gold Fund Class I	Pershing LLC Omnibus Acct-Mutual Fund OPS 1 Pershing Plaza Jersey City, NJ 07399-0002	6.92%
International Investors Gold Fund Class Y	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza FL 12 New York, NY 10004-1965	18.70%
International Investors Gold Fund Class Y	Raymond James Omnibus Account for Mutual Funds Attn: Mutual Fund Reconciliation 14G 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	12.32%
International Investors Gold Fund Class Y	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-1995	11.57%
International Investors Gold Fund Class Y	Wells Fargo Clearing Services LLC Special Custody Omnibus Account for Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	6.09%

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FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
International Investors Gold Fund Class Y	UBS Financial Services Inc. Special Custody Account For the Exclusive Benefit of Our Customers Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	5.82%
Emerging Markets Fund Class A	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plaza Fl. 12 New York, NY 10004-1965	15.57%
Emerging Markets Fund Class A	Wells Fargo Clearing Services LLC Special Custody Omnibus Account for Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	10.25%
Emerging Markets Fund Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-1995	8.62%
Emerging Markets Fund Class A	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl 211 Main St. San Francisco, CA 94105-1901	8.53%
Emerging Markets Fund Class A	Raymond James Omnibus Account for Mutual Funds Attn: Mutual Fund Reconciliation 14G 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	7.99%
Emerging Markets Fund Class A	Pershing LLC Omnibus Acct-Mutual Fund Ops 1 Pershing Plaza Jersey City, NJ 07399-0002	6.88%
Emerging Markets Fund Class A	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	6.46%
Emerging Markets Fund Class A	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	5.66%
Emerging Markets Fund Class A	Sigrid S Van Eck TR U/A 03/12/2013 Sigrid S Van Eck Revocable Trust 100 Worth Ave, Apt 512 Palm Beach, FL 33480-6704	5.27%

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FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
Emerging Markets Fund Class I	Saxon & Co. FBO 21100016095168 PO Box 94597 Cleveland, OH 44101-4597	33.60%
Emerging Markets Fund Class I	Charles Schwab & Co. Inc. Special Custody Acct. FBO Customers Instl 211 Main Street San Francisco, CA 94105-1901	26.75%
Emerging Markets Fund Class I	Matrix Trust Company Superomnibus (Van Eck) Cash/Cash 717 17th Street, Suite 1300 Denver, CO 80202-3304	15.25%
Emerging Markets Fund Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-1995	8.75%
Emerging Markets Fund Class Y	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plaza Fl. 12 New York, NY 10004-1965	36.90%
Emerging Markets Fund Class Y	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	22.59%
Emerging Markets Fund Class Y	Wells Fargo Clearing Services LLC Special Custody Omnibus Account for Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	14.66%
Emerging Markets Fund Class Y	UBS Financial Services Inc. Special Custody Account FEBO Customers Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	7.33%
Emerging Markets Fund Class Z	Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	38.89%
Emerging Markets Fund Class Z	State Street Bank & Trust Co Trustee and/or Custodian FBO ADP Access Product Attn: Retirement Services 1 Lincoln St Boston, MA 02111-2901	30.15%

E-4

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
Emerging Markets Fund Class Z	SEI Private Trust Company c/o Truist ID 866 One Freedom Valley Drive Oaks, PA 19456-9989	17.76%
Emerging Markets Fund Class Z	SEI Private Trust Company c/o M&T Bank ID 337 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	7.79%
Global Resources Fund Class A	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl 211 Main St. San Francisco, CA 94105-1901	19.53%
Global Resources Fund Class A	Wells Fargo Clearing Services LLC Special Custody Omnibus Account for Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	11.30%
Global Resources Fund Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-1995	8.60%
Global Resources Fund Class A	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plaza Fl. 12 New York, NY 10004-1965	8.25%
Global Resources Fund Class A	Pershing LLC Omnibus Acct-Mutual Fund OPS 1 Pershing Plaza Jersey City, NJ 07399-0002	6.75%
Global Resources Fund Class A	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 3rd Floor Jacksonville, FL 32246-6484	6.66%
Global Resources Fund Class A	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	5.44%
Global Resources Fund Class I	SEI Private Trust Company c/o Truist ID 866 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	26.99%
Global Resources Fund Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-1995	18.15%

E-5

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
Global Resources Fund Class I	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl 211 Main St. San Francisco, CA 94105-1901	9.63%
Global Resources Fund Class I	American University of Beirut 3 Dag Hammarskjold Plz FL 8 New York, NY 10017-2324	7.81%
Global Resources Fund Class I	Tower Hill Inflation Hedge LLC c/o Prager Metis CPAS LLC Attn: Gerard A. Dimino 800 Westchester Ave, Ste. N400 Rye Brook, NY 10573-1301	6.50%
Global Resources Fund Class I	SEI Private Trust Company c/o Mellon Bank ID 225 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	5.09%
Global Resources Fund Class Y	Wells Fargo Clearing Services LLC Special Custody Omnibus Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	28.01%
Global Resources Fund Class Y	Pershing LLC Omnibus Acct-Mutual Fund OPS 1 Pershing Plaza Jersey City, NJ 07399-0002	13.82%
Global Resources Fund Class Y	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plaza Fl.12 New York, NY 10004-1965	11.67%
Global Resources Fund Class Y	Charles Schwab & Co. Inc. Special Custody Acct. FBO Customers MF Clearing Services 211 Main Street San Francisco, CA 94105-1901	9.43%
Global Resources Fund Class Y	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	9.38%
Global Resources Fund Class Y	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-1995	6.24%
Global Resources Fund Class Y	UBS Financial Services Inc. Special Custody Account FEBO Customers Attn: Department Manager 1000 Harbor Blvd. Fl. 5 Weehawken, NJ 07086-6761	5.51%

E-6

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
CM Commodity Index Fund Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-1995	43.59%
CM Commodity Index Fund Class A	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101-2037	10.30%
CM Commodity Index Fund Class A	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl 211 Main St. San Francisco, CA 94105-1901	10.19%
CM Commodity Index Fund Class A	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	8.14%
CM Commodity Index Fund Class A	Empower Trust FBO Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	6.92%
CM Commodity Index Fund Class I	Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	26.51%
CM Commodity Index Fund Class I	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl 211 Main St. San Francisco, CA 94105-1901	13.18%
CM Commodity Index Fund Class I	SEI Private Trust Company c/o Mellon Bank ID 225 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	10.51%
CM Commodity Index Fund Class I	Pershing LLC Omnibus Acct-Mutual Fund OPS 1 Pershing Plaza Jersey City, NJ 07399-0002	8.98%
CM Commodity Index Fund Class I	MAC & CO Attn: Mutual Fund OPS PO Box 3198 Pittsburgh, PA 15230-3198	7.66%
CM Commodity Index Fund Class I	SEI Private Trust Company c/o Mellon Bank ID 225 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	7.17%

E-7

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
CM Commodity Index Fund Class I	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Fl. 499 Washington Blvd Jersey City, NJ 07310-1995	6.79%
CM Commodity Index Fund Class Y	Pershing LLC Omnibus Acct-Mutual Fund OPS 1 Pershing Plaza Jersey City, NJ 07399-0002	90.41%
VanEck Morningstar Wide Moat Fund Class I	Van Eck Securities Corp. Attn: Lee Rappaport 666 3rd Avenue, FL 8 New York, NY 10017-4033	80.89%
VanEck Morningstar Wide Moat Fund Class I	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl 211 Main St. San Francisco, CA 94105-1901	18.64%
VanEck Morningstar Wide Moat Fund Class Z	State Street Bank & Trust Co Trustee and/or Custodian FBO ADP Access Product Attn: Retirement Services 1 Lincoln St Boston, MA 02111-2901	40.13%
VanEck Morningstar Wide Moat Fund Class Z	Van Eck Securities Corp. Attn: Lee Rappaport 666 3rd Avenue, FL 8 New York, NY 10017-4033	36.37%
VanEck Morningstar Wide Moat Fund Class Z	State Street Bank Trustee and/or Custodian FBO Pioneers Incorporated Attn: Retirement Services 1 Lincoln St Boston, MA 02111-2901	14.85%
VanEck Emerging Markets Bond ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	29.46%
VanEck Emerging Markets Bond ETF	Charles Schwab & Co., Inc. Special Custody Acct. FBO Customers Instl 211 Main St. San Francisco, CA 94105-1901	29.23%
VanEck Emerging Markets Bond ETF	LPL Financial LLC 9785 Towne Centre Drive San Diego, CA 92121-1968	23.15%
VanEck Emerging Markets Bond ETF	Raymond James & Associates, Inc. 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	8.02%
Onchain Economy ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	39.45%

E-8

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
Onchain Economy ETF	State Street Bank & Trust Co. Trustee and/or Custodian 1 Lincoln St Boston, MA 02111-2901	19.20%
Onchain Economy ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1901	16.77%
Onchain Economy ETF	Wells Fargo 2801 Market Street Saint Louis, MO 63103-2523	6.78%

E-9

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79617-S22656-S22659

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends you vote FOR the following proposal:

	For All	Withhold All	For All Except
1. To elect the following nominees as Trustees:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jayesh Bhansali
02) Sara Bonesteel
03) Jon Lukomnik
04) Kevin Moore
05) Jane DiRenzo Pigott
06) R. Alastair Short
07) Jan F. van Eck

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V79618-S22656-S22659

VanEck Funds

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the VanEck Funds (the "Fund") hereby appoints Jonathan Simon, Laura Martinez and Matthew Babinsky, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 8, 2025 at a Special Meeting of Shareholders to be held on December 5, 2025 at 10:00 am EST at the principal executive offices of the Trust, 666 Third Avenue, 9th Floor, New York, NY 10017, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE